UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2009

Western Reserve Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-51264	31-1566623

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4015 Medina Road, Medina, Ohio	44256

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  330-764-3131

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2009, the Company’s Board of Directors, upon the report and recommendation of the Compensation Committee of the Board of Directors, approved certain amendments to the compensation arrangements of certain senior officers of Western Reserve Bancorp, Inc. and Western Reserve Bank.  These changes are being made in accordance with certain provisions of the American Reinvestment and Recovery Act (“ARRA”) and rules issued by the U.S. Treasury that apply to executive compensation and corporate governance during the period in which the Company is a participant in the U.S. Treasury’s Capital Purchase Program (“the CPP period”).

The Western Reserve Bancorp, Inc. and Western Reserve Bank Senior Executive Incentive Compensation Plan (the “Plan”) was amended to include a provision excluding the Company’s most-highly compensated employee from participation in this or any other bonus or incentive plan and a provision that if any payment made under the Plan is later found to have been based on materially inaccurate financial statements or performance criteria, any person receiving such payment must promptly repay it to the Company (the so-called “clawback” provision).

A copy of the Plan (as amended) is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference into this item.  The foregoing summary of the changes to the Plan is qualified in its entirety by reference to the complete copy of the Plan included as Exhibit 10.1.

The Board of Directors also approved an Amendment to the Employment Agreements of Edward J. McKeon (President and Chief Executive Officer), Brian K. Harr (Executive Vice President and Senior Lender), and Cynthia A. Mahl (Executive Vice President and Chief Financial Officer).  The Amendment specifies that payment of any “golden parachute” (or similar payment, as defined in the U.S. Treasury rules) is prohibited during the CPP period.  The Amendment also requires the executive to agree to the “clawback” of any bonus or incentive compensation payment that is later found to have been made based on materially inaccurate financial statements or performance criteria.

A copy of the Amendment is included as Exhibit 10.2 to this Form 8-K and is incorporated by reference into this item. The foregoing summary of the Amendment to the Employment Agreements is qualified in its entirety by reference to the complete copy of the Amendment included as Exhibit 10.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description
	10.1	Western Reserve Bancorp, Inc. and Western Reserve Bank Senior Executive Incentive Compensation Plan.
	10.2	Amendment to Employment Agreements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Western Reserve Bancorp, Inc.

Date: November 25, 2009	By:	/s/ Cynthia A. Mahl
Cynthia A. Mahl, Executive Vice President
and Chief Financial Officer